Exhibit (11) under N-1A
                                   Exhibit 23 under Item 601/Reg SK



                              ARTHUR ANDERSEN LLP








                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the use in Post-Effective Amendment No.16 to Form N-1A Registration Statement of FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST of our report dated February 5, 1996, on the financial statements of Federated Short-Term U.S. Government Trust, included in or made part of this registration statement.



By: ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania,
February 27, 1996